BNY Mellon Appreciation Fund, Inc.
SCHEDULE OF INVESTMENTS
March 31, 2026 (Unaudited)

Description	Shares	Value ($)
Equity Securities - Common Stocks — 99.4%
Capital Goods — 5.6%
BAE Systems PLC	1,453,495	42,309,756
Deere & Co.	31,005	17,465,116
Eaton Corp. PLC	107,810	38,560,403
		98,335,275
Commercial & Professional Services — 1.2%
Automatic Data Processing, Inc.	58,850	11,957,143
Verisk Analytics, Inc.	46,520	8,827,170
		20,784,313
Consumer Discretionary Distribution & Retail — 6.9%
Amazon.com, Inc.(a)	515,480	107,359,019
The Home Depot, Inc.	45,500	14,964,495
		122,323,514
Consumer Durables & Apparel — 2.3%
Hermes International SCA	6,795	12,977,770
LVMH Moet Hennessy Louis Vuitton SE	50,300	27,960,013
		40,937,783
Consumer Services — 3.0%
Marriott International, Inc., Cl. A	52,150	17,056,701
McDonald’s Corp.	115,750	35,973,942
		53,030,643
Energy — 4.7%
Chevron Corp.	249,635	51,649,481
Exxon Mobil Corp.	185,825	31,527,070
		83,176,551
Financial Services — 14.3%
Berkshire Hathaway, Inc., Cl. A(a)	49	35,188,860
BlackRock, Inc.	42,075	40,463,948
Blackstone, Inc.	131,775	15,152,807
CME Group, Inc.	68,635	20,271,347
Intercontinental Exchange, Inc.	140,310	22,067,957
Mastercard, Inc., Cl. A	67,850	33,901,931
S&P Global, Inc.	87,107	37,050,092
Visa, Inc., Cl. A(b)	165,220	49,936,093
		254,033,035
Food, Beverage & Tobacco — 2.7%
Philip Morris International, Inc.	178,460	29,506,576
The Coca-Cola Company	240,795	18,312,460
		47,819,036
Health Care Equipment & Services — 5.0%
Abbott Laboratories	206,845	21,236,776
Intuitive Surgical, Inc.(a)	77,780	35,855,802
UnitedHealth Group, Inc.	113,895	30,818,848
		87,911,426
Insurance — 1.6%
The Progressive Corp.	141,480	28,046,995
Materials — .9%
The Sherwin-Williams Company	51,225	16,420,174
Media & Entertainment — 11.5%
Alphabet, Inc., Cl. C	460,495	132,097,596
Meta Platforms, Inc., Cl. A	125,515	71,810,897
		203,908,493
Pharmaceuticals, Biotechnology & Life Sciences — 4.0%
AbbVie, Inc.	85,625	18,622,581

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Shares	Value ($)
Equity Securities - Common Stocks — 99.4% (continued)
Pharmaceuticals, Biotechnology & Life Sciences — 4.0% (continued)
AstraZeneca PLC	153,735	30,319,617
Eli Lilly & Co.	24,110	22,175,655
		71,117,853
Semiconductors & Semiconductor Equipment — 17.9%
ASML Holding NV	52,490	69,330,367
NVIDIA Corp.	905,470	157,913,968
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	201,240	68,009,058
Texas Instruments, Inc.	113,665	22,066,923
		317,320,316
Software & Services — 10.1%
Intuit, Inc.	80,550	34,828,209
Microsoft Corp.	328,985	121,780,377
ServiceNow, Inc.(a)	221,450	23,152,598
		179,761,184
Technology Hardware & Equipment — 6.4%
Apple, Inc.	446,725	113,374,338
Transportation — 1.3%
Canadian Pacific Kansas City Ltd.	289,905	22,803,927
Total Equity Securities - Common Stocks (cost $730,427,212)		1,761,104,856

	1-Day Yield (%)
Investment Companies — .6%
Registered Investment Companies — .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(c) (cost $9,445,759)	3.72	9,445,759	9,445,759
Total Investments (cost $739,872,971)		100.0%	1,770,550,615
Cash and Receivables (Net)		.0%	785,086
Net Assets		100.0%	1,771,335,701

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)
Security, or portion thereof, on loan. At March 31, 2026, the value of the fund’s securities on loan was $21,090,307 and the value of the collateral was
$21,408,292, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

(c)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.
See notes to schedule of investments.

Schedule of Investments
BNY Mellon Appreciation Fund, Inc.
March 31, 2026 (Unaudited)
The following is a summary of the inputs used as of March 31, 2026 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	1,677,857,317	83,247,539††	—	1,761,104,856
Investment Companies	9,445,759	—	—	9,445,759
	1,687,303,076	83,247,539	—	1,770,550,615

†	See Schedule of Investments for additional detailed categorizations, if any.
††	Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
Equity investments generally are valued at the last sale price on the day of valuation on the securities exchange or national securities market on which such securities primarily are traded. Securities listed on Nasdaq markets generally will be valued at the official closing price. If there are no transactions in a security, or no official closing prices for a Nasdaq market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Open short positions for which there is no sale price on a given day are valued at the lowest asked price. Investments in other open-end investment companies are valued at their reported net asset values (“NAVs”) each day. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. The valuation of a security based on this fair value process may differ from the security’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund’s NAV on days when investors will not be able to purchase or sell (redeem) fund shares. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the fund’s Board of Directors (the “Board”). Fair value of investments is determined by the Adviser, as the fund’s valuation designee pursuant to Rule 2a-5 under the Act, using such information as it deems appropriate under the circumstances. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Using fair value to price investments may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Schedule of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
At March 31, 2026, accumulated net unrealized appreciation on investments was $1,030,677,644, consisting of $1,058,723,905 gross unrealized appreciation and $28,046,261 gross unrealized depreciation.
At March 31, 2026, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Schedule of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.